EXHIBIT 32.1


                             Tilden Associates, Inc.
                     Certification under Section 906 of the
                Sarbanes\Oxley Act- Filed as an exhibit to 10-QSB
                       for the Quarter Ended June 30, 2003

                                  EXHIBIT 32.1

 CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tilden Associates, Inc. (the "Company") On Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I Robert Baskind, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 19, 2003                        by: /s/ ROBERT BASKIND
                                           -------------------------------------
                                           Robert Baskind
                                           Chief Executive and Chief Financial
                                           Officer




The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.





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